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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (File No. 333- ) of Trimedyne, Inc. of our report dated January 3, 2001 appearing on page F-2 of this Form 10-KSB.

                                              /s/ McKennon, Wilson & Morgan, LLP

Irvine, CA
January 12, 2001